                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant                            (X )
Filed  by  a  Party  other  than  the  Registrant     (  )

Check  the  appropriate  box:

(  )    Preliminary  Proxy  Statement
(  )   Confidential,  for  Use  of  the Commission Only
       (as permitted by Rule 14a-6(e)(2))
( X)   Definitive  Proxy  Statement
(  )   Definitive  Additional  Materials
(  )   Soliciting  Material  under  Section  240.14a-12


                       CORPORATE DEVELOPMENT CENTERS, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
------------------------------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
 (X)     No  fee  required
 (  )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

     1)   Title  of  each  class  of  securities to which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed  maximum  aggregate  value  of  transaction:

     5)   Total  fee  paid:

(  )     Fee  paid  previously  with  preliminary  materials.

(  )     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount  Previously  Paid:
2)       Form,  Schedule  or  Registration  Statement  No.:
3)       Filing  Party:
4)       Date  Filed:

                       CORPORATE DEVELOPMENT CENTERS, INC.
                           1332 E. Martha Dunyon Cir.
                               Draper, Utah  84020


                                                         January 3, 2002
Dear  Shareholder:

You are cordially invited to attend a special meeting of shareholders of Corporate Development Centers, Inc., which will be held on January 15, 2002 at 10:00 a.m., Pacific Standard Time at 2300 W. Sahara Ave., Suite 500, Las Vegas, NV 89102.

Details of the business to be conducted at the special meeting are given in The attached Notice of Special Meeting of Shareholders and Proxy Statement.

Whether or not you attend the special meeting it is important that your Shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the special meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our Appreciation for your continued interest in the affairs of Corporate Development Centers, Inc.


                                                 Sincerely,

                                                 Richard  M.  Bench
                                                 President

                       CORPORATE DEVELOPMENT CENTERS, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                January 3, 2002

To  the  Shareholders:

Notice is hereby given that a special meeting of the holders of shares of Common stock of Corporate Development Centers, Inc., a Nevada corporation ("CDC") will be held at 2300 W. Sahara Ave., Suite 500, Las Vegas, NV 89102 on January 15, 2002 at 10:00 a.m., Pacific Standard Time, for the following purposes:

1. To consider and vote upon the proposal to change of the name of the corporation from Corporate Development Centers, Inc. to e-Perception Inc., and to amend the Articles of the Corporation to reflect the new name.

2. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on January 2, 2002 are entitled to notice of, and to vote at, this meeting.


                         BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                         Richard  M.  Bench
                         President



                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE CORPORATE DEVELOPMENT CENTERS, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                       CORPORATE DEVELOPMENT CENTERS, INC.
                           1332 E. Martha Dunyon Cir.
                               Draper, Utah  84020
                                                          January 3, 2002

                       PROXY STATEMENT FOR SPECIAL MEETING
                                 OF SHAREHOLDERS
                           TO BE HELD JANUARY 15, 2002

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY CDC OR ANY OTHER PERSON.

                               THE SPECIAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Corporate Development Centers, Inc., a Nevada corporation ("CDC"), to be voted at a special meeting of shareholders of CDC (the "special meeting"), which will be held at 10:00 a.m. Pacific Standard Time on January 15, 2002, at 2300 W. Sahara Ave., Suite 500, Las Vegas, NV 89102. The purpose of the special meeting is to consider and vote upon an amendment to the Articles of Incorporation for the purpose of changing the name of CDC to e-Perception, Inc. A copy of the proposed Certificate of Amendment to Articles of Incorporation which would effect the name change when filed with the office of the Secretary of State for the State of Nevada is attached to this proxy statement as Appendix A. This proxy statement and the enclosed form of proxy are first being mailed to CDC shareholders on or about January 3, 2002.

RECORD  DATE;  SOLICITATION  OF  PROXIES

The board of directors of CDC has fixed the close of business on January 2, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. At the record date, there were 7,896,738 shares of common stock issued and outstanding and entitled to vote at the special meeting. Holders of common stock are entitled to one vote at the special meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by CDC and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. CDC will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. CDC will bear the costs of the special meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials.

Any questions or requests for assistance regarding CDC's proxies and related materials may be directed in writing to Gary R. Henrie at 2300 West Sahara Ave., Suite 500, Las Vegas, Nevada 89102.

In order to obtain shareholder approval of the name change, a majority of the issued and outstanding shares of common stock entitled to vote as of the record date, is required to vote in favor of the name change at the special meeting.

You can vote by either attending the special meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the name change, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the special meeting. At the present time CDC is not aware of any such matters. Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners.

OTHER  MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the special meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the special meeting.

REVOCATION  OF  PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of CDC an instrument revoking the proxy; (2)
returning a duly executed proxy bearing a later date; or (3) attending the special meeting and voting in person. Attendance at the special meeting will not by itself constitute revocation of a proxy.

                                    PROPOSAL

     AMENDMENT TO CDC'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF CDC TO
                               e-PERCEPTION, INC.

On November 20, 2001, CDC and e-Perception Technologies, Inc., a Delaware corporation ("e-Perception") entered into an Agreement and Plan of Reorganization whereby CDC could acquire by way of a tender offer up to 100% of the issued and outstanding capital stock of e-Perception. Through its real time, web-hosted application and proprietary software platform, e-Perception empowers companies striving for world-class performance to take specific action with employee satisfaction, customer relationship management, and supply chain metrics, which drive measurable, economic value added improvements throughout the organization. The business operations of e-Perception will, for the foreseeable future, constitute all of the business operations of CDC.

With the change in the focus of CDC from its prior business pursuits to the business conducted by e-Perception, the board of directors of CDC believe it would be appropriate and in the best interest of CDC to change the name of CDC to e-Perception, Inc.

In order to effect the name change, it is necessary to amend the Articles of Incorporation of CDC and designate within the Articles of Incorporation the new name. A copy of the proposed Certificate of Amendment to Articles of Incorporation which would effect the name change when filed with the office of the Secretary of State for the State of Nevada is attached to this proxy statement as Appendix A. A vote in favor of the name change is also a vote in favor of amending the Articles of Incorporation by having an officer of CDC sign and file the Certificate of Amendment to Articles of Incorporation with applicable Nevada state authorities.

                           CDC'S BOARD RECOMMENDATION

The board of directors of CDC recommends that shareholders of CDC vote in favor of the name change and the corresponding amendment to the Articles of Incorporation at the special meeting of shareholders. This recommendation is for the reasons stated in the section immediately above.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth as of January 2, 2002, the number and percentage of the outstanding shares of common stock which, according to the information supplied to the CDC, were beneficially owned by (i) each person who is currently a director of the CDC, (ii) each executive officer, (iii) all current directors and executive officers of the CDC as a group and (iv) each person who, to the knowledge of the CDC, is the beneficial owner of more than 5% of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                              Common     Percent  of
Name  and  Address                            Shares     Class  (1)

Avaintaquin  Capital,  LLC                    950,000     12.0%
436 27th St.
Manhattan Beach, CA  90266

Richard  M.  Bench  (2)                        37,500     0.5%
1332  East  Martha  Dunyon  Circle
Draper,  Utah  84020

Don  Danks  (3)                               741,666     9.4%
5 Marble Sands
Newport Beach, CA  92660

Michael  Khaled  (4)                          416,666     5.3%
39570 Avenida de La Cresta
Murrieta, CA  92653

Don  L.  Oborn  (2)                            37,500     0.5%
385  W.  Brigham  Rd.  #14
St.  George,  Utah  84790

Lynn  Turnbow                                 435,364     5.5%
7131 Chris Lane
Salt Lake City, Utah  84121

Michael  Vanderhoof  (5)                      991,666    12.6%
6512 North S.R. 32
Peoa, UT  84061

All  Executive  officers  and
    Directors  as  a  Group  (two)            75,000      1.0%

(1) Based on a total of 7,896,738 shares of common stock outstanding as of January 2, 2002, the record date. This amount excludes stock options and warrants currently outstanding, and shares reserved for issuance under the 2000 Stock Option Plan.

(2) Messrs. Bench and Oborn are all of the officers and directors of the Company.

(3) Includes 741,666 shares held by a family trust of which Mr. Danks is a trustee.

(4)     Includes  200,000  shares  held  by  Hunter  Tate  Holdings,  LLC.

(5)     Includes  250,000 shares held by Capistrano Capital, LLC.

                           FORWARD -LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our current plans and expectations relating to expectations of developing the business of e-Perception as a subsidiary of CDC. As such, these forward-looking statements involve uncertainty. External factors that could cause our actual results to differ materially from our expectations include:

*     The  success  of  the  tender  offer  for  e-Perception  shares;
*     The  business  of  e-Perception  not  developing  as  expected;
*     CDC  acquiring  and  developing  other  business  interests.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. We do not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

                          FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for CDC's proxy statement and form of proxy for its next annual meeting of shareholders will be April 16, 2002. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of CDC's proxy statement and form of proxy is considered untimely is 45 days prior to April 16, 2002.

                       WHERE YOU CAN FIND MORE INFORMATION

CDC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. CDC files reports, proxy statements and other information with the SEC.

You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors of CDC

Richard  M.  Bench
President

                       CORPORATE DEVELOPMENT CENTERS, INC.
     PROXYFOR THE SPECIAL MEETING OF THE SHAREHOLDERS OF CORPORATE DEVELOPMENT
                                  CENTERS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William E. Richardson with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the special meeting of Corporate Development Centers, Inc., a Nevada corporation ("CDC"), to be held at 2300 W. Sahara Ave., Suite 500, Las Vegas, NV 89102, on January 15, 2002 at 10:00 a.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated   [X]  Total Number of Shares Held: ________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PROPOSAL: To change the name of the corporation to e-Perception, Inc. and to amend the Articles of Incorporation to reflect the new name.

                      FOR  name  change       NOT  FOR  name  change
                          [_]                         [_]

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Signature(s)                         Dated:  ________________,  2002



___________________________               ___________________________